Exhibit 10.30

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

THIRD AMENDMENT TO THE RESEARCH AGREEMENT BETWEEN LEXEO THERAPEUTICS, INC.

AND

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA ON BEHALF OF ITS SAN DIEGO CAMPUS

This Third Amendment (“Amendment”) by and between Lexeo Therapeutics, Inc. located at 345 Park Avenue South, Sixth Floor, New York, NY 10010 (“Sponsor”) and The Regents of the University of California on behalf of its San Diego Campus, located at 9500 Gilman Drive #0934, La Jolla, CA 92093-0934 (“Institution”) is made and effective as of the last date of signature (“Effective Date”).

WHEREAS, Sponsor and Institution entered into the Research Agreement, effective on December 3, 2021 (“Agreement”), to conduct a research project entitled [***];

WHEREAS, Sponsor and Institution subsequently entered into a First Amendment to the Agreement, effective on April 5, 2023 (“First Amendment”);

WHEREAS, Sponsor and Institution further entered into a Second Amendment to the Agreement, effective on August 31, 2023 (“Second Amendment”);

WHEREAS, Sponsor and Institution mutually desire to further amend the Agreement as set forth below;

NOW THEREFORE, in consideration of the premises and mutual covenants herein, the parties agree as follows:

1.
“Exhibit A: Revised Scope of Work and Budget” of the Second Amendment shall be deleted and replaced with the attached “Further Revised Scope of Work and Budget” attached herein as Exhibit A.

2.
Section 1, Scheduling, Sentence 2 shall be deleted and replaced with the following:

The term of this Agreement shall be for five years from the Effective Date (the “Term”), unless sooner terminated as herein provided.

3.
Capitalized terms used herein that are not otherwise defined shall have the same meanings ascribed to such terms in the Agreement.

4.
If the terms of the Agreement in any way conflict with or are otherwise inconsistent with the terms of this Amendment, the terms of this Amendment shall govern and control.

5.
Except as modified herein, the above-referenced Agreement, and the subsequent Amendments shall remain in full force and effect and is hereby incorporated by references. The Agreement, as amended and modified, constitutes the entire agreement and understanding between the parties.

6.
This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the Effective Date.

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA, on behalf of its San Diego Campus		LEXEO THERAPEUTICS, INC.

By:	/s/ Elaine Tom	By:	/s/ R. Nolan Townsend
Print Name:	Elaine Tom	Print Name:	R. Nolan Townsend
Title:	Principal Contract Officer	Title:	Chief Executive Officer
Date:	4/18/24	Date:	4/19/2024

Exhibit A: Further Revised Scope of Work and Budget

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